UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.       )

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Tortoise Acquisition Corp.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Tortoise Acquisition Corp. Reminds Stockholders to Vote in Favor of Business Combination with Hyliion Inc.

NEW YORK, September 21, 2020 – Tortoise Acquisition Corp. (NYSE: SHLL) (“TortoiseCorp”) reminds stockholders to vote in favor of the proposed business combination between TortoiseCorp and Hyliion Inc. (“Hyliion”), and the related proposals, to be voted upon at TortoiseCorp’s Special Meeting of Stockholders scheduled to be held virtually on Monday, September 28, 2020, at 9:30 am Eastern time (the “Special Meeting”), as described in TortoiseCorp’s definitive proxy statement, dated September 8, 2020 (the “Proxy Statement”).

Every stockholder’s vote is important, regardless of the number of shares the stockholder holds. Accordingly, TortoiseCorp requests that each stockholder complete, sign, date and return a proxy card, if it has not already done so, to ensure that such stockholder’s shares will be represented at the Special Meeting. Stockholders which hold shares in “street name,” meaning that their shares are held of record by a broker, bank or other nominee, should contact their broker, bank or nominee to ensure that their shares are voted.

In connection with the proposed business combination, TortoiseCorp filed the Proxy Statement with the U.S. Securities and Exchange Commission (the “SEC”) on September 8, 2020, and the Proxy Statement and proxy card were mailed shortly thereafter to stockholders of record as of the close of business on August 24, 2020. The Proxy Statement is available on the Investor Information section of TortoiseCorp’s website, as well as www.sec.gov. TortoiseCorp stockholders are encouraged to read the definitive proxy materials, including, among other things, the reasons for TortoiseCorp’s Board of Directors’ unanimous recommendation that stockholders vote “FOR” the business combination and the other stockholder proposals set forth in the proxy materials as well as the background of the process that led to the pending business combination with Hyliion.

Holders of TortoiseCorp’s shares of Class A Common Stock and Class B Common Stock at the close of business on the record date of August 24, 2020 are entitled to vote their shares either online or by proxy at the Special Meeting. TortoiseCorp stockholders who need assistance in completing the proxy card, need additional copies of the proxy materials, or have questions regarding the Special Meeting may contact TortoiseCorp’s proxy solicitor, Morrow Sodali LLC, by telephone at (800) 662-5200 or by email at SHLL.info@investor.morrowsodali.com.

About Tortoise Acquisition Corp.

Tortoise Acquisition Corp. (NYSE: SHLL) is a special purpose acquisition company formed for the purpose of effecting a merger, stock exchange, acquisition, reorganization or similar business combination with one or more businesses. TortoiseCorp’s expertise spans across the entire energy and infrastructure value chain. Our strategy has been to combine with a company to take advantage of the global opportunities created by the energy transition including clean energy generation and storage, alternative fuels and transportation, technological advances and changes in energy policies.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding TortoiseCorp’s proposed acquisition of Hyliion and TortoiseCorp’s ability to consummate the transaction are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, TortoiseCorp disclaims any duty to update any forward looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. TortoiseCorp cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of TortoiseCorp. In addition, TortoiseCorp cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against TortoiseCorp or Hyliion; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of TortoiseCorp, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts TortoiseCorp’s or Hyliion’s current plans and operations; (v) Hyliion’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Hyliion to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that Hyliion may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in TortoiseCorp’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. TortoiseCorp's SEC filings are available publicly on the SEC’s website at www.sec.gov.

Investor Contact:

Morrow Sodali LLC

Donna Corso or Ryan Loveless

(800) 662-5200

(Banks and Brokers call collect at (203) 658-9400)

SHLL.info@investor.morrowsodali.com